Exhibit 99.1

Tenet Reports Results for the Third Quarter Ended September 30, 2015 and Announces $500 Million Share Repurchase Authorization

•	Generated Adjusted EBITDA of $566 million, an increase of 23.3%, and Adjusted diluted EPS of $0.29, both within our Outlook range for the third quarter

•	Maintained the midpoint of 2015 Adjusted EBITDA Outlook, narrowed the range of Adjusted EBITDA to $2.25 to $2.30 billion and raised Adjusted free cash flow Outlook to $350 to $500 million

•	Hospital segment patient revenue increased 6.5% on a same-hospital basis, with admissions declining 0.6%, outpatient visits increasing 3.0%, adjusted admissions increasing 0.7%, and revenue per adjusted admission increasing 5.8%

•	Ambulatory segment revenue increased 10.1% on a pro forma same-facility system-wide basis, with cases increasing 6.3% and revenue per case increasing 3.5%

•	Conifer’s EBITDA increased 30% to $61 million

•	$500 million share repurchase program to be funded with proceeds from previously announced divestitures

DALLAS – November 2, 2015 – Tenet Healthcare Corporation (NYSE:THC) reported Adjusted EBITDA of $566 million for the third quarter of 2015, an increase of $107 million, or 23.3 percent, compared to $459 million in the third quarter of 2014.

“We delivered revenue and EBITDA consistent with our Outlook for the quarter and generated strong adjusted free cash flow,” said Trevor Fetter, chairman and chief executive officer. “While we experienced pressure on lower acuity inpatient hospital admissions, we continued to drive increases in higher-acuity admissions. Our Conifer Health Solutions and United Surgical Partners subsidiaries performed well and achieved results in line with our expectations.”

Mr. Fetter continued, “In light of the recent market volatility combined with the cash proceeds that we are anticipating from divestitures, our Board has approved a new $500 million share repurchase authorization. We regularly review our priorities for capital and believe that a share repurchase authorization is an appropriate tool to have available to us at this time. We are confident that our strategies to drive growth in all three of our business segments will result in long-term value creation for our shareholders.”

Discussion of Results (Percentage changes in operating metrics compare Q3’15 to Q3’14 on a same-facility basis unless otherwise noted.)

Tenet experienced a 0.6% decline in same-hospital admissions in the quarter and drove a 0.7% increase in adjusted admissions. Paying admissions declined 0.9%. Surgeries performed in our hospital segment increased 0.8 percent, driven by higher acuity cases, and emergency department visits increased 1.5 percent. On a pro forma same-facility system-wide basis, including the results of USPI and Aspen in both the third quarters of 2015 and 2014, surgical and imaging cases in our Ambulatory Care segment grew by 6.3 percent.

Uninsured plus charity admissions increased by 381 admissions, or 3.7 percent on a same hospital basis, primarily due to increases in Florida and Texas. Medicaid admissions decreased by 644 admissions, or 1.2 percent. Same-hospital charity and uninsured outpatient visits increased by 4,310 visits, or 2.7 percent, and Medicaid outpatient visits increased by 10,526 visits, or 1.9 percent.

In Tenet’s six Medicaid expansion states, the company continues to benefit from declines in uninsured and charity admissions and outpatient visits. In these six states, same-hospital uninsured plus charity admissions declined by 167 admissions, or 9.2 percent, and Medicaid admissions increased by 195 admissions, or 0.6 percent. Uninsured plus charity outpatient visits decreased by 354 visits, or 0.7 percent, and Medicaid outpatient visits grew by 2,890 visits, or 0.8 percent. The six states are comprised of five states that expanded Medicaid in 2014 (Arizona, California, Illinois, Massachusetts and Michigan) and one state that expanded Medicaid in 2015 (Pennsylvania).

Tenet’s same-hospital exchange admissions were 5,134 in the third quarter of 2015, up 53.4% from the third quarter of 2014. Same-hospital exchange outpatient visits were 44,684 in the third quarter of 2015, up 52.5% from the third quarter of 2014.

Net operating revenues, after the provision for doubtful accounts, grew by $517 million, or 12.4 percent, to $4.692 billion compared to net operating revenues of $4.175 billion in the third quarter of 2014. Revenue growth was driven by a 0.7 percent increase in same-hospital adjusted patient admissions, a 5.8 percent increase in same-hospital net patient revenue per adjusted patient admission, a $36 million increase in revenue at Conifer from non-Tenet customers as well as growth from acquisitions, joint ventures and newly constructed facilities.

Total hospital selected operating expenses, defined as the sum of salaries, wages and benefits, supplies and other operating expenses, increased 3.0 percent per adjusted admission in the quarter.

Tenet recorded $7 million in electronic health records incentives in the third quarter of 2015, a $2 million increase compared to $5 million in the third quarter of 2014. Electronic health record incentive payments are recorded based on the timing of when the company’s hospitals achieve meaningful use criteria.

The company’s bad debt expense ratio was 7.3 percent of revenues before bad debt in the third quarter of 2015 and 5.6 percent in the third quarter of 2014. Including $932 million and $854 million of charity care write-offs and uninsured discounts that were offered through Tenet’s Compact with Uninsured Patients in the third quarters of 2015 and 2014, respectively, Tenet’s uncompensated care was $1.303 billion and $1.103 billion, respectively, in these periods. As a percentage of adjusted revenue, uncompensated care represented 21.7 percent of adjusted revenue in the third quarter of 2015, up from 20.9 percent in the third quarter of 2014.

Conifer generated $61 million of Adjusted EBITDA in the quarter ended September 30, 2015, representing a 29.8 percent increase compared to $47 million in the third quarter of 2014. Including revenue from Tenet, Conifer’s revenue increased by $51 million, or 17.2 percent, to $347 million in the third quarter of 2015 compared to $296 million in the third quarter of 2014.

Tenet generated adjusted net income from continuing operations of $30 million, or $0.29 per diluted share, in the third quarter of 2015. This excludes $58 million, or $0.57 per share, in after-tax items such as impairment charges, restructuring charges, acquisition-related costs, litigation and investigation costs, and the loss from the early extinguishment of debt. The company generated adjusted net income from continuing operations of $36 million, or $0.36 per diluted share, in the third quarter of 2014, excluding the comparable items that totaled $26 million after-tax, or $0.26 per share.

Including the results of both continuing and discontinued operations, Tenet reported a net loss attributable to common shareholders of $29 million after-tax, or $0.29 per share in the third quarter of 2015, compared to net income of $9 million after-tax, or $0.09 per share, in the third quarter of 2014.

Cash and cash equivalents were $450 million at September 30, 2015 compared to $193 million at December 31, 2014. Tenet’s outstanding borrowings on its credit line were $110 million as of September 30, 2015. Accounts receivable days outstanding were 49.5 at September 30, 2015, compared to 50.7 at June 30, 2015 and 49.5 days at December 31, 2014. Adjusted net cash provided by operating activities in the quarter ended September 30, 2015 was $563 million; after subtracting $207 million of capital expenditures, Adjusted free cash flow was $356 million. Year to date, Adjusted free cash flow is $444 million.

Share Repurchase Authorization

Tenet’s Board of Directors has authorized a share repurchase program for up to $500 million of the Company’s outstanding common stock. Repurchases will be made in accordance with applicable securities laws and may be made at management’s discretion from time to time in the open market, through privately negotiated transactions, or otherwise. The repurchase program will expire on December 31, 2016, and may be suspended for periods or discontinued at any time. The timing and amount of repurchase transactions will be based on an evaluation of market conditions, share purchase prices, the timing of divestiture proceeds and other factors. The Company does not anticipate the need to raise additional debt to fund the share repurchase program.

Revised Outlook for 2015

For the full year 2015, Tenet expects to generate net operating revenues of $18.35 billion to $18.55 billion, Adjusted EBITDA of $2.25 billion to $2.30 billion, Adjusted free cash flow of $350 million to $500 million, and Adjusted earnings per share of $1.76 to $2.11. The Outlook includes approximately $90 million of equity in earnings of unconsolidated affiliates and $65 million of electronic health record incentives.

The Outlook amounts include the estimated impact of previously announced acquisitions, divestitures and joint ventures using either the actual completion date of transactions that have already occurred or estimated completion dates.

Management’s Webcast Discussion of Third Quarter Results

Tenet management will discuss the Company’s third quarter 2015 results on a webcast scheduled for 10:00 a.m. ET (9:00 a.m. CT) on November 3, 2015. Investors can access the webcast through Tenet’s website at www.tenethealth.com/investors. A set of slides, which will be referred to on the conference call, is available on the Quarterly Results section of the Company’s website.

Additional information regarding Tenet’s quarterly results of operations is contained in its Form 10-Q report for the three months ended September 30, 2015, which will be filed with the Securities and Exchange Commission and posted on the Tenet website before the webcast. This press release includes certain non-GAAP measures, such as Adjusted EBITDA. A reconciliation of Adjusted EBITDA to net income attributable to Tenet common shareholders is included in the financial tables at the end of this release.

Tenet Healthcare Corporation is a diversified healthcare services company with more than 130,000 employees united around a common mission: to help people live happier, healthier lives. Through its subsidiaries, partnerships and joint ventures, including United Surgical Partners International (USPI), the company operates 87 general acute care hospitals, 20 short-stay surgical hospitals and over 440 outpatient centers in the United States, as well as nine facilities in the United Kingdom. Tenet’s Conifer Health Solutions subsidiary provides technology-enabled performance improvement and health management solutions to hospitals, health systems, integrated delivery networks (IDN), physician groups, self-insured organizations and health plans. Tenet also operates six health plans. For more information, please visit www.tenethealth.com.

The terms “THC”, “Tenet Healthcare Corporation”, “the company”, “we”, “us” or “our” refer to Tenet Healthcare Corporation or one or more of its subsidiaries or affiliates as applicable.

###

Corporate Communications Charles Nicolas 469-893-2640 mediarelations@tenethealth.com	Investor Relations Brendan Strong 469-893-6992 investorrelations@tenethealth.com

This release contains “forward-looking statements” – that is, statements that relate to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “assume,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to, the factors disclosed under “Forward-Looking Statements” and “Risk Factors” in our Form 10-K for the year ended December 31, 2014 and other filings with the Securities and Exchange Commission. The information contained in this release is as of the date hereof. The company assumes no obligation to update forward-looking statements contained in this release as a result of new information or future events or developments.

Tenet uses its company website to provide important information to investors about the company including the posting of important announcements regarding financial performance and corporate developments.

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Three Months Ended September 30,
	2015	%	2014	%	Change
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$5,063		$4,424		14.4%
Less: Provision for doubtful accounts	371		249		49.0%

Net operating revenues	4,692	100.0%	4,175	100.0%	12.4%
Equity in earnings of unconsolidated affiliates	28	0.6%	4	0.1%	600.0%
Operating expenses:
Salaries, wages and benefits	2,258	48.2%	2,028	48.5%	11.3%
Supplies	752	16.0%	665	15.9%	13.1%
Other operating expenses, net	1,151	24.5%	1,032	24.7%	11.5%
Electronic health record incentives	(7)	(0.1)%	(5)	(0.1)%	40.0%
Depreciation and amortization	185	3.9%	207	5.0%
Impairment and restructuring charges, and acquisition-related costs	44	0.9%	37	0.9%
Litigation and investigation costs	50	1.1%	4	0.1%

Operating income	287	6.1%	211	5.1%
Interest expense	(248)		(186)
Loss from early extinguishment of debt	—		(24)
Investment earnings	1		—

Net income from continuing operations, before income taxes	40		1
Income tax benefit (expense)	(11)		18

Net income from continuing operations, before discontinued operations	29		19
Discontinued operations:
Loss from operations	(1)		(2)
Income tax benefit	—		1

Net loss from discontinued operations	(1)		(1)

Net income	28		18
Less: Net income attributable to noncontrolling interests	57		9

Net income available (loss attributable) to Tenet Healthcare Corporation common shareholders	$(29)		$9

Amounts available (attributable) to Tenet Healthcare Corporation common shareholders
Net income (loss) from continuing operations, net of tax	$(28)		$10
Net loss from discontinued operations, net of tax	(1)		(1)

Net income available (loss attributable) to Tenet Healthcare Corporation common shareholders	$(29)		$9

Earnings (loss) per share available (attributable) to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$(0.28)		$0.10
Discontinued operations	(0.01)		(0.01)

	$(0.29)		$0.09

Diluted
Continuing operations	$(0.28)		$0.10
Discontinued operations	(0.01)		(0.01)

	$(0.29)		$0.09

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	99,537		98,036
Diluted*	99,537		100,926

*	Had we generated income from continuing operations in the three months ended September 30, 2015, the effect of employee stock options, restricted stock units and deferred compensation units on the diluted shares calculation would have been an increase of 2,500 shares.

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Nine Months Ended September 30,
	2015	%	2014	%	Change
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$14,694		$13,087		12.3%
Less: Provision for doubtful accounts	1,086		949		14.4%

Net operating revenues	13,608	100.0%	12,138	100.0%	12.1%
Equity in earnings of unconsolidated affiliates	48	0.4%	9	0.1%	433.3%
Operating expenses:
Salaries, wages and benefits	6,568	48.3%	5,905	48.6%	11.2%
Supplies	2,146	15.8%	1,942	16.0%	10.5%
Other operating expenses, net	3,325	24.4%	3,066	25.4%	8.4%
Electronic health record incentives	(46)	(0.3)%	(72)	(0.6)%	(36.1)%
Depreciation and amortization	589	4.3%	609	5.0%
Impairment and restructuring charges, and acquisition-related costs	266	2.0%	90	0.7%
Litigation and investigation costs	67	0.5%	19	0.2%

Operating income	741	5.4%	588	4.8%
Interest expense	(664)		(558)
Loss from early extinguishment of debt	—		(24)

Net income from continuing operations, before income taxes	77		6
Income tax benefit	—		11

Net income from continuing operations, before discontinued operations	77		17
Discontinued operations:
Loss from operations	(4)		(17)
Litigation and investigation costs	3		(18)
Income tax benefit	—		13

Net loss from discontinued operations	(1)		(22)

Net income (loss)	76		(5)
Less: Net income attributable to noncontrolling interests	119		44

Net loss attributable to Tenet Healthcare Corporation common shareholders	$(43)		$(49)

Amounts attributable to Tenet Healthcare Corporation common shareholders
Net loss from continuing operations, net of tax	$(42)		$(27)
Net loss from discontinued operations, net of tax	(1)		(22)

Net loss attributable to Tenet Healthcare Corporation common shareholders	$(43)		$(49)

Net loss per share attributable to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$(0.42)		$(0.27)
Discontinued operations	(0.01)		(0.23)

	$(0.43)		$(0.50)

Diluted
Continuing operations	$(0.42)		$(0.27)
Discontinued operations	(0.01)		(0.23)

	$(0.43)		$(0.50)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	99,160		97,625
Diluted*	99,160		97,625

*	Had we generated income from continuing operations in the nine months ended September 30, 2015 and 2014, the effect of employee stock options, restricted stock units and deferred compensation units on the diluted shares calculation would have been an increase of 2,449 and 2,332 shares, respectively.

TENET HEALTHCARE CORPORATION

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
(Dollars in millions)	2015	2014
ASSETS
Current assets:
Cash and cash equivalents	$450	$193
Accounts receivable, less allowance for doubtful accounts	2,525	2,404
Inventories of supplies, at cost	275	276
Income tax receivable	33	2
Current portion of deferred income taxes	625	747
Assets held for sale	1,186	2
Other current assets	1,202	1,093

Total current assets	6,296	4,717
Investments and other assets	1,029	384
Deferred income taxes, net of current portion	82	116
Property and equipment, at cost, less accumulated depreciation and amortization	7,330	7,733
Goodwill	6,606	3,913
Other intangible assets, at cost, less accumulated amortization	1,830	1,278

Total assets	$23,173	$18,141

LIABILITIES AND EQUITY
Current liabilities:
Current portion of long-term debt	$112	$112
Accounts payable	1,206	1,179
Accrued compensation and benefits	821	852
Professional and general liability reserves	185	189
Accrued interest payable	307	194
Liabilities held for sale	226	—
Other current liabilities	1,236	1,051

Total current liabilities	4,093	3,577
Long-term debt, net of current portion	14,642	11,695
Professional and general liability reserves	566	492
Defined benefit plan obligations	621	633
Other long-term liabilities	551	558

Total liabilities	20,473	16,955
Commitments and contingencies
Redeemable noncontrolling interests in equity of consolidated subsidiaries	1,682	401
Equity:
Shareholders’ equity:
Common stock	7	7
Additional paid-in capital	4,798	4,614
Accumulated other comprehensive loss	(173)	(182)
Accumulated deficit	(1,453)	(1,410)
Common stock in treasury, at cost	(2,377)	(2,378)

Total shareholders’ equity	802	651
Noncontrolling interests	216	134

Total equity	1,018	785

Total liabilities and equity	$23,173	$18,141

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Nine Months Ended
(Dollars in millions)	September 30,
	2015	2014
Net income (loss)	$76	$(5)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	589	609
Provision for doubtful accounts	1,086	949
Deferred income tax benefit	(10)	(22)
Stock-based compensation expense	50	41
Impairment and restructuring charges, and acquisition-related costs	266	90
Litigation and investigation costs	67	19
Loss from early extinguishment of debt	—	24
Amortization of debt discount and debt issuance costs	32	21
Pre-tax loss from discontinued operations	1	35
Other items, net	(26)	(16)
Changes in cash from operating assets and liabilities:
Accounts receivable	(1,124)	(1,309)
Inventories and other current assets	(62)	12
Income taxes	(5)	(7)
Accounts payable, accrued expenses and other current liabilities	39	120
Other long-term liabilities	31	38
Payments for restructuring charges, acquisition-related costs, and litigation costs and settlements	(157)	(115)
Net cash used in operating activities from discontinued operations, excluding income taxes	(18)	(16)

Net cash provided by operating activities	835	468
Cash flows from investing activities:
Purchases of property and equipment — continuing operations	(566)	(734)
Purchases of businesses or joint venture interests, net of cash acquired	(720)	(185)
Proceeds from sales of facilities and other assets	28	4
Proceeds from sales of marketable securities, long-term investments and other assets	18	8
Purchases of equity investments	(18)	(6)
Other long-term assets	(6)	(4)
Other items, net	(8)	3

Net cash used in investing activities	(1,272)	(914)
Cash flows from financing activities:
Repayments of borrowings under credit facility	(1,880)	(1,965)
Proceeds from borrowings under credit facility	1,770	1,560
Repayments of other borrowings	(2,011)	(655)
Proceeds from other borrowings	3,208	1,608
Debt issuance costs	(76)	(26)
Distributions paid to noncontrolling interests	(65)	(30)
Contributions from noncontrolling interests	3	15
Purchase of noncontrolling interests	(254)	—
Proceeds from exercise of stock options	15	23
Other items, net	(16)	3

Net cash provided by financing activities	694	533

Net increase in cash and cash equivalents	257	87
Cash and cash equivalents at beginning of period	193	113

Cash and cash equivalents at end of period	$450	$200

Supplemental disclosures:
Interest paid, net of capitalized interest	$(519)	$(487)
Income tax refunds (payments), net	$(6)	$(5)

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS(1)

(Unaudited)

(Dollars in millions except per patient day, per admission, per adjusted admission and per visit amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014(2)	Change	2015(2)	2014(2)	Change

Net inpatient revenues	$2,603	$2,463	5.7%	$7,916	$7,297	8.5%
Net outpatient revenues	$1,515	$1,358	11.6%	$4,411	$4,001	10.2%

Number of acute care hospitals (at end of period)	83	80	3 *	83	80	3 *
Licensed beds (at end of period)	21,527	20,762	3.7%	21,527	20,762	3.7%
Average licensed beds	21,122	20,692	2.1%	20,608	20,439	0.8%
Utilization of licensed beds	47.8%	48.4%	(0.6)%*	50.4%	49.4%	1.0%*
Patient days - total	927,964	921,228	0.7%	2,833,716	2,757,485	2.8%
Adjusted patient days	1,601,405	1,560,784	2.6%	4,809,374	4,624,395	4.0%
Net inpatient revenue per patient day	$2,805	$2,674	4.9%	$2,794	$2,646	5.6%
Total admissions	201,870	199,914	1.0%	612,111	588,828	4.0%
Adjusted patient admissions	352,328	342,782	2.8%	1,050,519	998,623	5.2%
Charity and uninsured admissions	11,322	10,990	3.0%	32,807	34,447	(4.8)%
Net inpatient revenue per admission	$12,894	$12,320	4.7%	$12,932	$12,392	4.4%
Average length of stay (days)	4.60	4.61	(0.2)%	4.63	4.68	(1.1)%
Total surgeries	129,937	126,427	2.8%	378,863	367,930	3.0%
Admissions through emergency department	126,050	123,147	2.4%	388,164	367,834	5.5%
Emergency department visits	747,993	719,835	3.9%	2,232,477	2,086,846	7.0%
Total emergency department admissions and visits	874,043	842,982	3.7%	2,620,641	2,454,680	6.8%
Outpatient visits	2,076,524	1,978,420	5.0%	6,134,134	5,725,649	7.1%
Charity and uninsured outpatient visits	172,057	166,709	3.2%	488,888	495,559	(1.3)%
Net outpatient revenue per visit	$730	$686	6.4%	$719	$699	2.9%
Net patient revenue per adjusted patient admission	$11,688	$11,147	4.9%	$11,734	$11,314	3.7%
Net patient revenue per adjusted patient day	$2,571	$2,448	5.0%	$2,563	$2,443	4.9%

Net Patient Revenues from:
Medicare	19.8%	21.6%	(1.8)%*	20.8%	22.3%	(1.5)%*
Medicaid	8.8%	8.9%	(0.1)%*	8.9%	8.9%	— %*
Managed care	61.1%	60.4%	0.7%*	60.2%	58.8%	1.4%*
Indemnity, self-pay and other	10.3%	9.1%	1.2%*	10.1%	10.0%	0.1%*

(1)	Represents the results of Tenet’s Hospital Operations and other segment.
(2)	The results for 2014 and the quarter ended March 31, 2015 have been restated to exclude the results of the surgery and imaging centers that Tenet contributed to the joint venture with United Surgical Partners International. The results for these surgery and imaging centers are now reported in Tenet’s Ambulatory Care segment.
*	This change is the difference between the 2015 and 2014 amounts shown

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS(1)

(Unaudited)

(Dollars in millions except per patient day, per admission, per adjusted admission and per visit amounts)	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014(2)	Change	2015(2)	2014(2)	Change

Net inpatient revenues	$2,472	$2,337	5.8%	$7,533	$7,031	7.1%
Net outpatient revenues	$1,427	$1,323	7.9%	$4,183	$3,902	7.2%

Number of acute care hospitals (at end of period)	76	76	— *	76	76	— *
Licensed beds (at end of period)	20,020	19,999	0.1%	20,020	19,999	0.1%
Average licensed beds	20,052	19,999	0.3%	20,059	19,949	0.6%
Utilization of licensed beds	47.4%	48.1%	(0.7)%*	49.3%	49.1%	0.2%*
Patient days - total	874,456	884,748	(1.2)%	2,697,929	2,673,921	0.9%
Adjusted patient days	1,503,639	1,501,624	0.1%	4,574,587	4,493,843	1.8%
Net inpatient revenue per patient day	$2,827	$2,641	7.0%	$2,792	$2,629	6.2%
Total admissions	191,054	192,283	(0.6)%	583,838	572,702	1.9%
Adjusted patient admissions	332,498	330,219	0.7%	1,001,115	973,107	2.9%
Charity and uninsured admissions	10,701	10,320	3.7%	30,939	32,924	(6.0)%
Net inpatient revenue per admission	$12,939	$12,154	6.5%	$12,903	$12,277	5.1%
Average length of stay (days)	4.58	4.60	(0.4)%	4.62	4.67	(1.1)%
Total surgeries	123,765	122,821	0.8%	364,192	360,024	1.2%
Admissions through emergency department	119,264	118,287	0.8%	369,587	357,728	3.3%
Emergency department visits	702,248	690,765	1.7%	2,116,106	2,038,721	3.8%
Total emergency department admissions and visits	821,512	809,052	1.5%	2,485,693	2,396,449	3.7%
Outpatient visits	1,963,166	1,905,255	3.0%	5,856,842	5,585,216	4.9%
Charity and uninsured outpatient visits	162,441	158,131	2.7%	465,210	478,639	(2.8)%
Net outpatient revenue per visit	$727	$694	4.8%	$714	$699	2.1%
Net patient revenue per adjusted patient admission	$11,726	$11,084	5.8%	$11,703	$11,235	4.2%
Net patient revenue per adjusted patient day	$2,593	$2,437	6.4%	$2,561	$2,433	5.3%

Net Patient Revenues from:
Medicare	20.4%	22.4%	(2.0)%*	20.0%	22.0%	(2.0)%*
Medicaid	8.2%	9.9%	(1.7)%*	8.6%	8.8%	(0.2)%*
Managed care	61.6%	58.5%	3.1%*	61.5%	59.3%	2.2%*
Indemnity, self-pay and other	9.8%	9.2%	0.6%*	9.9%	9.9%	— %*

(1)	Represents the results of Tenet’s Hospital Operations and other segment.
(2)	The results for 2014 and the quarter ended March 31, 2015 have been restated to exclude the results of the surgery and imaging centers that Tenet contributed to the joint venture with United Surgical Partners International. The results for these surgery and imaging centers are now reported in Tenet’s Ambulatory Care segment.
*	This change is the difference between the 2015 and 2014 amounts shown

TENET HEALTHCARE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Dollars in millions except per share amounts)	Three Months Ended			Nine Months Ended
	03/31/15	6/30/2015	9/30/2015	9/30/2015
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$4,787	$4,844	$5,063	$14,694
Less: Provision for doubtful accounts	363	352	371	1,086

Net operating revenues	4,424	4,492	4,692	13,608
Equity in earnings of unconsolidated affiliates	4	16	28	48
Operating expenses:
Salaries, wages and benefits	2,125	2,185	2,258	6,568
Supplies	687	707	752	2,146
Other operating expenses, net	1,093	1,081	1,151	3,325
Electronic health record incentives	(6)	(33)	(7)	(46)
Depreciation and amortization	207	197	185	589
Impairment and restructuring charges, and acquisition-related costs	29	193	44	266
Litigation and investigation costs	3	14	50	67

Operating income	290	164	287	741
Interest expense	(199)	(217)	(248)	(664)
Investment earnings (losses)	—	(1)	1	—

Net income (loss) from continuing operations, before income taxes	91	(54)	40	77
Income tax benefit (expense)	(16)	27	(11)	—

Net income (loss) from continuing operations, before discontinued operations	75	(27)	29	77
Discontinued operations:
Loss from operations	(1)	(2)	(1)	(4)
Litigation and investigation costs	3	—	—	3
Income tax benefit (expense)	(1)	1	—	—

Net income (loss) from discontinued operations	1	(1)	(1)	(1)

Net income (loss)	76	(28)	28	76
Less: Net income attributable to noncontrolling interests	29	33	57	119

Net income available (loss attributable) to Tenet Healthcare Corporation common shareholders	$47	$(61)	$(29)	$(43)

Amounts available (attributable) to Tenet Healthcare Corporation common shareholders
Net income (loss) from continuing operations, net of tax	$46	$(60)	$(28)	$(42)
Net income (loss) from discontinued operations, net of tax	1	(1)	(1)	(1)

Net income available (loss attributable) to Tenet Healthcare Corporation common shareholders	$47	$(61)	$(29)	$(43)

Earnings (loss) per share available (attributable) to Tenet Healthcare Corporation common shareholders:
Basic
Continuing operations	$0.47	$(0.60)	$(0.28)	$(0.42)
Discontinued operations	0.01	(0.01)	(0.01)	(0.01)

	$0.48	$(0.61)	$(0.29)	$(0.43)

Diluted
Continuing operations	$0.46	$(0.60)	$(0.28)	$(0.42)
Discontinued operations	0.01	(0.01)	(0.01)	(0.01)

	$0.47	$(0.61)	$(0.29)	$(0.43)

Weighted average shares and dilutive securities outstanding (in thousands):
Basic	98,699	99,244	99,537	99,160
Diluted	100,872	99,244	99,537	99,160

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING TOTAL HOSPITALS(1)

(Unaudited)

(Dollars in millions except per patient day, per admission, per adjusted admission and per visit amounts)	Three Months Ended			Nine Months Ended
	03/31/15(2)	06/30/15	9/30/2015	9/30/2015

Net inpatient revenues	$2,691	$2,622	$2,603	$7,916
Net outpatient revenues	$1,412	$1,484	$1,515	$4,411

Number of acute care hospitals (at end of period)	80	80	83	83
Licensed beds (at end of period)	20,826	20,826	21,527	21,527
Average licensed beds	20,823	20,826	21,122	20,608
Utilization of licensed beds	52.1%	49.1%	47.8%	50.4%
Patient days - total	975,912	929,840	927,964	2,833,716
Adjusted patient days	1,618,402	1,589,567	1,601,405	4,809,374
Net inpatient revenue per patient day	$2,756	$2,821	$2,805	$2,794
Total admissions	208,333	201,908	201,870	612,111
Adjusted patient admissions	349,069	349,122	352,328	1,050,519
Charity and uninsured admissions	10,950	10,535	11,322	32,807
Net inpatient revenue per admission	$12,912	$12,991	$12,894	$12,932
Average length of stay (days)	4.68	4.61	4.60	4.63
Total surgeries	121,403	127,523	129,937	378,863
Admissions through emergency department	133,544	128,570	126,050	388,164
Emergency department visits	741,533	742,951	747,993	2,232,477
Total emergency department admissions and visits	875,077	871,521	874,043	2,620,641
Outpatient visits	1,994,573	2,063,037	2,076,524	6,134,134
Charity and uninsured outpatient visits	157,197	159,634	172,057	488,888
Net outpatient revenue per visit	$708	$719	$730	$719
Net patient revenue per adjusted patient admission	$11,751	$11,764	$11,688	$11,734
Net patient revenue per adjusted patient day	$2,535	$2,584	$2,571	$2,563

Net Patient Revenues from:
Medicare	21.9%	20.7%	19.8%	20.8%
Medicaid	9.4%	8.5%	8.8%	8.9%
Managed care	58.6%	60.8%	61.1%	60.2%
Indemnity, self-pay and other	10.2%	10.0%	10.3%	10.1%

(1)	Represents the results of Tenet’s Hospital Operations and other segment.
(2)	The results for the quarter ended March 31, 2015 have been restated to exclude the results of the surgery and imaging centers that Tenet contributed to the joint venture with United Surgical Partners International. The results for these surgery and imaging centers are now reported in Tenet’s Ambulatory Care segment.

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS(1)

(Unaudited)

(Dollars in millions except per patient day, per admission, per adjusted admission and per visit amounts)	Three Months Ended			Nine Months Ended
	03/31/15(2)	06/30/15	9/30/2015	9/30/2015

Net inpatient revenues	$2,568	$2,493	$2,472	$7,533
Net outpatient revenues	$1,350	$1,406	$1,427	$4,183

Number of acute care hospitals (at end of period)	76	76	76	76
Licensed beds (at end of period)	20,063	20,063	20,020	20,020
Average licensed beds	20,060	20,063	20,052	20,059
Utilization of licensed beds	51.8%	48.7%	47.4%	49.3%
Patient days - total	934,521	888,952	874,456	2,697,929
Adjusted patient days	1,550,103	1,520,845	1,503,639	4,574,587
Net inpatient revenue per patient day	$2,748	$2,804	$2,827	$2,792
Total admissions	199,460	193,324	191,054	583,838
Adjusted patient admissions	334,189	334,428	332,498	1,001,115
Charity and uninsured admissions	10,291	9,947	10,701	30,939
Net inpatient revenue per admission	$12,875	$12,895	$12,939	$12,903
Average length of stay (days)	4.69	4.60	4.58	4.62
Total surgeries	117,412	123,015	123,765	364,192
Admissions through emergency department	127,497	122,826	119,264	369,587
Emergency department visits	706,433	707,425	702,248	2,116,106
Total emergency department admissions and visits	833,930	830,251	821,512	2,485,693
Outpatient visits	1,912,749	1,980,927	1,963,166	5,856,842
Charity and uninsured outpatient visits	150,320	152,449	162,441	465,210
Net outpatient revenue per visit	$706	$710	$727	$714
Net patient revenue per adjusted patient admission	$11,724	$11,659	$11,726	$11,703
Net patient revenue per adjusted patient day	$2,528	$2,564	$2,593	$2,561

Net Patient Revenues from:
Medicare	21.6%	20.4%	20.0%	20.0%
Medicaid	9.2%	8.2%	8.6%	8.6%
Managed care	59.2%	61.6%	61.5%	61.5%
Indemnity, self-pay and other	10.0%	9.8%	9.9%	9.9%

(1)	Represents the results of Tenet’s Hospital Operations and other segment.
(2)	The results for the quarter ended March 31, 2015 have been restated to exclude the results of the surgery and imaging centers that Tenet contributed to the joint venture with United Surgical Partners International. The results for these surgery and imaging centers are now reported in Tenet’s Ambulatory Care segment.

TENET HEALTHCARE CORPORATION

SELECTED STATISTICS – CONTINUING SAME HOSPITALS(1)

(Unaudited)

(Dollars in millions except per patient day, per admission, per adjusted admission and per visit amounts)	Three Months Ended				Year Ended
	03/31/14	06/30/14	9/30/2014	12/31/2014	12/31/2014

Net inpatient revenues	$2,367	$2,327	$2,337	$2,591	$9,622
Net outpatient revenues	$1,253	$1,326	$1,323	$1,375	$5,277

Number of acute care hospitals (at end of period)	76	76	76	76	76
Licensed beds (at end of period)	19,899	19,999	19,999	20,051	20,051
Average licensed beds	19,899	19,948	19,999	20,042	19,972
Utilization of licensed beds	50.6%	48.6%	48.1%	48.7%	49.0%
Patient days - total	906,671	882,502	884,748	898,342	3,572,263
Adjusted patient days	1,490,202	1,502,017	1,501,624	1,512,593	6,006,436
Net inpatient revenue per patient day	$2,611	$2,637	$2,641	$2,884	$2,694
Total admissions	190,389	190,030	192,283	194,160	766,862
Adjusted patient admissions	316,196	326,692	330,219	330,870	1,303,977
Charity and uninsured admissions	12,095	10,509	10,320	10,573	43,497
Net inpatient revenue per admission	$12,432	$12,245	$12,154	$13,345	$12,547
Average length of stay (days)	4.76	4.64	4.60	4.63	4.66
Total surgeries	115,911	121,292	122,821	123,855	483,879
Admissions through emergency department	120,165	119,276	118,287	122,089	479,817
Emergency department visits	657,256	690,700	690,765	703,265	2,741,986
Total emergency department admissions and visits	777,421	809,976	809,052	825,354	3,221,803
Outpatient visits	1,789,763	1,890,198	1,905,255	1,917,941	7,503,157
Charity and uninsured outpatient visits	158,501	162,007	158,131	158,485	637,124
Net outpatient revenue per visit	$700	$702	$694	$717	$703
Net patient revenue per adjusted patient admission	$11,449	$11,182	$11,084	$11,987	$11,426
Net patient revenue per adjusted patient day	$2,429	$2,432	$2,437	$2,622	$2,481

Net Patient Revenues from:
Medicare	22.5%	22.4%	21.2%	20.7%	21.7%
Medicaid	7.7%	9.9%	8.7%	11.1%	9.4%
Managed care	58.3%	58.3%	61.1%	58.3%	59.0%
Indemnity, self-pay and other	11.5%	9.2%	9.0%	9.9%	9.9%

(1)	Represents the results of Tenet’s Hospital Operations and other segment. The results for 2014 have been restated to exclude the results of the surgery and imaging centers that Tenet contributed to the joint venture with United Surgical Partners International. The results for these surgery and imaging centers are now reported in Tenet’s Ambulatory Care segment

TENET HEALTHCARE CORPORATION

SEGMENT REPORTING

(Unaudited)

	September 30,	December 31,
	2015	2014
Assets
Hospital Operations and other	$17,027	$17,008
Conifer	1,167	929
Ambulatory Care	4,979	204

Total	$23,173	$18,141

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Capital expenditures:
Hospital Operations and other	$194	$205	$536	$711
Conifer	6	4	16	17
Ambulatory Care	7	2	14	6

Total	$207	$211	$566	$734

Net operating revenues:
Hospital Operations and other	$4,179	$3,945	$12,505	$11,468
Conifer
Tenet	163	148	488	426
Other customers	184	148	541	440

Total Conifer revenues	347	296	1,029	866

Ambulatory Care	329	82	562	230
Intercompany eliminations	(163)	(148)	(488)	(426)

Total	$4,692	$4,175	$13,608	$12,138

Adjusted EBITDA:
Hospital Operations and other	$383	$386	$1,259	$1,098
Conifer	61	47	204	139
Ambulatory Care	122	26	200	69

Total	$566	$459	$1,663	$1,306

Depreciation and amortization:
Hospital Operations and other	$156	$199	$525	$583
Conifer	12	5	36	15
Ambulatory Care	17	3	28	11

Total	$185	$207	$589	$609

Adjusted EBITDA	$566	$459	$1,663	$1,306
Depreciation and amortization	(185)	(207)	(589)	(609)
Impairments and restructuring charges, and acquisition-related costs	(44)	(37)	(266)	(90)
Litigation and investigation costs	(50)	(4)	(67)	(19)
Interest expense	(248)	(186)	(664)	(558)
Loss from early extinguishment of debt	—	(24)	—	(24)
Investment Earnings	1	—	—	—

Income from continuing operations before income taxes	$40	$1	$77	$6

TENET HEALTHCARE CORPORATION

STATEMENT OF OPERATIONS – AMBULATORY CARE SEGMENT

INCLUDING PRO FORMA USPI AND ASPEN FOR ALL PERIODS

(Unaudited)

	Three Months Ended September 30
	2015		2014
	Ambulatory Care as Reported Under GAAP	Unconsolidated Affiliates	Ambulatory Care as Reported Under GAAP	Unconsolidated Affiliates
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$335	$556	$291	$493
Less: Provision for doubtful accounts	(6)	(14)	(4)	(12)

Net operating revenues(1)	329	542	287	481
Equity in earnings of unconsolidated affiliates(2)	30	—	27	—
Operating expenses:
Salaries, wages and benefits	106	132	93	117
Supplies	64	138	51	119
Other operating expenses, net	67	117	66	102
Depreciation and amortization	17	20	14	19
Impairment and restructuring charges, and acquisition-related costs	2	—	1	—

Operating income	103	135	89	124
Interest expense	(34)	(7)	(31)	(7)
Other	—	(2)	—	—

Net income from continuing operations, before income taxes	69	126	58	117
Income tax benefit (expense)	(14)	(2)	(12)	(2)

Net income	55	$124	46	$115

Less: Net income attributable to noncontrolling interests	51		38

Net income attributable to Tenet Healthcare Corporation common shareholders	$4		$8

Equity in earnings of unconsolidated affiliates		$30		$27

(1)	On a same-facility system-wide basis, net revenue in Tenet’s Ambulatory Care segment increased 10.1% during the three months ended September 30, 2015, with cases increasing 6.3% and revenue per case increasing 3.5%.
(2)	At September 30, 2015, 157 of the 298 facilities in the Company’s newly formed Ambulatory segment were not consolidated based on the nature of the segment’s joint venture relationships with physicians and prominent healthcare systems. Although revenues of the segment’s unconsolidated facilities are not recorded as revenues by the Company, equity in earnings of unconsolidated affiliates is nonetheless a significant portion of the Company’s overall earnings. To help analyze results of operations, management also uses system-wide operating measures such as system-wide revenue growth, which includes revenues of both consolidated and unconsolidated facilities. We control our remaining 141 facilities and account for these investments as consolidated subsidiaries.

TENET HEALTHCARE CORPORATION

STATEMENT OF OPERATIONS – AMBULATORY CARE SEGMENT

INCLUDING PRO FORMA USPI AND ASPEN FOR ALL PERIODS

(Unaudited)

	Nine Months Ended September 30,
	2015		2014
	Ambulatory Care as Reported Under GAAP	Unconsolidated Affiliates	Ambulatory Care as Reported Under GAAP	Unconsolidated Affiliates
Net operating revenues:
Net operating revenues before provision for doubtful accounts	$962	$1,576	$843	$1,380
Less: Provision for doubtful accounts	(16)	(40)	(11)	(34)

Net operating revenues(1)	946	1,536	832	1,346
Equity in earnings of unconsolidated affiliates(2)	79	—	73	—
Operating expenses:
Salaries, wages and benefits	308	379	271	333
Supplies	174	394	146	336
Other operating expenses, net	212	337	195	291
Depreciation and amortization	46	60	42	56
Impairment and restructuring charges, and acquisition-related costs	2	3	2	(6)

Operating income	283	363	249	336
Interest expense	(102)	(21)	(92)	(21)
Other	—	(2)	—	1

Net income from continuing operations, before income taxes	181	340	157	316
Income tax expense	(36)	(5)	(30)	(6)

Net Income	145	$335	127	$310

Less: Net income attributable to noncontrolling interests	126		101

Net income attributable to Tenet Healthcare Corporation common shareholders	$19		26

Equity in earnings of unconsolidated affiliates		$79		$73

(1)	On a pro forma same-facility system-wide basis, net revenue in Tenet’s Ambulatory Care segment increased 9.2% during the nine months ended September 30, 2015, with cases increasing 7.0% and revenue per case increasing 2.1%.
(2)	At September 30, 2015, 157 of the 298 facilities in the Company’s newly formed Ambulatory segment were not consolidated based on the nature of the segment’s joint venture relationships with physicians and prominent healthcare systems. Although revenues of the segment’s unconsolidated facilities are not recorded as revenues by the Company, equity in earnings of unconsolidated affiliates is nonetheless a significant portion of the Company’s overall earnings. To help analyze results of operations, management also uses system-wide operating measures such as system-wide revenue growth, which includes revenues of both consolidated and unconsolidated facilities. We control our remaining 141 facilities and account for these investments as consolidated subsidiaries.

(1) Reconciliation of Adjusted EBITDA

Adjusted EBITDA, a non-GAAP term, is defined by the Company as net income (loss) attributable to Tenet Healthcare Corporation common shareholders before (1) the cumulative effect of changes in accounting principle, net of tax; (2) net loss (income) attributable to noncontrolling interests; (3) preferred stock dividends; (4) income (loss) from discontinued operations, net of tax; (5) income tax benefit (expense); (6) investment earnings (loss); (7) gain (loss) from early extinguishment of debt; (8) net gain (loss) on sales of investments; (9) interest expense; (10) litigation and investigation benefit (costs), net of insurance recoveries; (11) hurricane insurance recoveries, net of costs; (12) impairment and restructuring charges and acquisition-related costs; and (13) depreciation and amortization. The Company’s Adjusted EBITDA may not be comparable to EBITDA reported by other companies.

The Company provides this information as a supplement to GAAP information to assist itself and investors in understanding the impact of various items on its financial statements, some of which are recurring or involve cash payments. The Company uses this information in its analysis of the performance of its business excluding items that it does not consider as relevant in the performance of its hospitals in continuing operations. In addition, from time to time we use this measure to define certain performance targets under our compensation programs. Adjusted EBITDA is not a measure of liquidity, but is a measure of operating performance that management uses in its business as an alternative to net income (loss) attributable to Tenet Healthcare Corporation common shareholders. Because Adjusted EBITDA excludes many items that are included in our financial statements, it does not provide a complete measure of our operating performance. Accordingly, investors are encouraged to use GAAP measures when evaluating the Company’s financial performance.

The reconciliation of net income (loss) attributable to Tenet Healthcare Corporation common shareholders, the most comparable GAAP term, to Adjusted EBITDA, is set forth in the first table below for the three and nine months ended September 30, 2015 and 2014.

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP disclosures

Table #1 – Reconciliation of Adjusted EBITDA to Net Loss Attributable to

Tenet Healthcare Corporation Common Shares

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Net income available (loss attributable) to Tenet Healthcare Corporation common shareholders	$(29)	$9	$(43)	$(49)
Less: Net income attributable to noncontrolling interests	(57)	(9)	(119)	(44)
Net loss from discontinued operations, net of tax	(1)	(1)	(1)	(22)

Income from continuing operations	29	19	77	17
Income tax benefit (expense)	(11)	18	—	11
Investment earnings	1	—	—	—
Loss from early extinguishment of debt	—	(24)	—	(24)
Interest expense	(248)	(186)	(664)	(558)

Operating income	287	211	741	588
Litigation and investigation costs	(50)	(4)	(67)	(19)
Impairment and restructuring charges, and acquisition-related costs	(44)	(37)	(266)	(90)
Depreciation and amortization	(185)	(207)	(589)	(609)

Adjusted EBITDA	$566	$459	$1,663	$1,306

Net operating revenues	$4,692	$4,175	$13,608	$12,138

Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	12.1%	11.0%	12.2%	10.8%

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP disclosures

Table #2 – Reconciliation of Adjusted Free Cash Flow

(Unaudited)

(Dollars in millions)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net cash provided by operating activities	$482	$221	$835	$468
Less:
Payments for restructuring charges, acquisition-related costs, and litigation costs and settlements	(71)	(31)	(157)	(115)
Net cash used in operating activities from discontinued operations	(10)	(4)	(18)	(16)

Adjusted net cash provided by operating activities – continuing operations	563	256	1,010	599
Purchases of property and equipment – continuing operations	(207)	(211)	(566)	(734)

Adjusted free cash flow – continuing operations	$356	$45	$444	$(135)

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP disclosures

Table #3 – Reconciliation of Outlook Adjusted EBITDA to

Outlook Net Income Attributable to Tenet Healthcare Corporation Common Shareholders

for the Year Ending December 31, 2015

(Unaudited)

(Dollars in millions)	Q4 2015		2015
	Low	High	Low	High
Net income attributable to Tenet Healthcare Corporation common shareholders	$15	$55	$(28)	$12
Less: Net (income) attributable to noncontrolling interests	(61)	(81)	(180)	(200)
Loss from discontinued operations, net of tax	(4)	1	(5)	—

Income from continuing operations	80	135	157	212
Income tax expense	(30)	(55)	(30)	(55)

Income from continuing operations, before income taxes	110	190	187	267
Interest expense, net	(256)	(246)	(920)	(910)

Operating income	366	436	1,107	1,177
Impairment and restructuring charges, acquisition-related costs and litigation costs and settlements(a)	—	—	(333)	(333)
Depreciation and amortization	(221)	(201)	(810)	(790)

Adjusted EBITDA	$587	$637	$2,250	$2,300

Net operating revenues	$4,742	$4,942	$18,350	$18,550

Adjusted EBITDA as % of net operating revenues (Adjusted EBITDA margin)	12.4%	12.9%	12.3%	12.4%

(a)	Company does not forecast impairment and restructuring charges, acquisition-related costs, and litigation costs and settlements

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP disclosures

Table #4 – Reconciliation of Outlook Adjusted EBITDA to

Outlook Normalized Income from Continuing Operations

for the Year Ending December 31, 2015

(Unaudited)

(Dollars in millions)	Q4 2015		2015
	Low	High	Low	High
Adjusted EBITDA	$587	$637	$2,250	$2,300
Depreciation and amortization	(221)	(201)	(810)	(790)
Interest expense, net	(256)	(246)	(920)	(910)

Income (loss) from continuing operations before income taxes	110	190	520	600
Income tax (expense) benefit	(42)	(67)	(160)	(185)

Normalized income (loss) from continuing operations	68	123	360	415
Net (income) attributable to noncontrolling interests	(61)	(81)	(180)	(200)

Net income (loss) attributable to common shareholders	$7	$42	$180	$215

Fully diluted weighted average share outstanding (in millions)	102	102	102	102

Normalized fully diluted earnings per share – continuing operations	$0.07	$0.41	$1.76	$2.11

TENET HEALTHCARE CORPORATION

Additional Supplemental Non-GAAP disclosures

Table #5 – Reconciliation of Outlook Adjusted Free Cash Flow

for the Year Ending December 31, 2015

(Dollars in millions)	2015
	Low	High
Net cash provided by operating activities	$1,058	$1,168
Less:
Payments for restructuring charges, acquisition-related costs and litigation costs and settlements(a)	(157)	(157)
Net cash used in operating activities from discontinued operations	(35)	(25)

Adjusted net cash provided by operating activities – continuing operations	$1,250	$1,350
Purchases of property and equipment – continuing operations	(900)	(850)

Adjusted free cash flow – continuing operations	$350	$500

(a)	Company does not forecast impairment and restructuring charges, acquisition-related costs, and litigation costs and settlements